LITMAN GREGORY FUNDS TRUST
Supplement dated September 13, 2021 to the
Prospectus and Statement of Additional Information (“SAI”)
of the Litman Gregory Funds Trust dated April 30, 2021
Notice to Existing and Prospective Shareholders of the PartnerSelect International Fund:
Polen Capital Management, LLC is added as a sub‑advisor, and Todd Morris and Daniel Fields are added as portfolio managers, to the PartnerSelect International Fund, effective September 30, 2021.
Effective with the completion of the transition of assets to the remaining sub‑advisors, but no later than September 30, 2021, Evermore Global Advisors, LLC and Pictet Asset Management, Ltd. will be removed as sub‑advisors and David E. Marcus, Fabio Paolini and Benjamin (Ben) Beneche will be removed as portfolio managers to the PartnerSelect International Fund. Accordingly, all references to Evermore Global Advisors, LLC and Pictet Asset Management, Ltd. in connection with the PartnerSelect International Fund, and all references to David E. Marcus, Fabio Paolini and Benjamin (Ben) Beneche, will be hereby deleted as of the termination date from the Prospectus and SAI dated April 30, 2021.
In addition, in connection with these changes, effective September 30, 2021, the PartnerSelect International Fund’s primary benchmark will change from the MSCI ACWI ex‑U.S. Index to the MSCI EAFE Index.
The following information replaces the table in the section entitled “Summary Section - Management” on page 10 of the Prospectus dated April 30, 2021:
(Changes are in boldface and underlined)

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co‑Portfolio Manager	2005

	Rajat Jain, Principal, CFA, Senior Research Analyst and Co‑Portfolio Manager	2014

SUB‑ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:
Harris Associates L.P.	David G. Herro, CFA, Deputy Chairman, Portfolio Manager and Chief Investment Officer, International Equity	1997

Lazard Asset Management LLC	Mark Little, Portfolio Manager/Analyst	2013

Polen Capital Management, LLC	Todd Morris, Portfolio Manager and Analyst	2021
	Daniel Fields, CFA, Portfolio Manager and Analyst	2021

The following information replaces the first and seventh paragraphs and the table in the section entitled “PartnerSelect International Fund - Sub‑Advisors” on page 63 of the Prospectus dated April 30, 2021:
(Changes are in boldface and underlined)
The International Fund’s three sub‑advisors pursue the International Fund’s objective primarily through investments in common stocks of issuers located outside of the United States. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid‑, and small‑cap companies and companies located in emerging markets. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Each manager may invest in securities traded in both developed and emerging markets. Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the International Fund’s assets are expected to be invested in stocks of companies listed and domiciled in foreign developed countries. There are no limits on the International Fund’s geographic asset distribution but, to provide adequate diversification, the International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. In most periods it is expected that the International Fund will hold securities in more than five countries. Although the International Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issues on a limited basis, and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.
The following table provides a description of the International Fund’s three sub‑advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re‑balance the asset allocations. A detailed discussion of the management structure of the International Fund follows the table.

PORTFOLIO MANAGER(S)/SUB- ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK‑PICKING STYLE

David G. Herro, CFA	33.3%	All sizes, but mostly large- and mid‑sized companies	Value
Harris Associates L.P.

Mark Little	33.3%	All sizes	Blend

Lazard Asset Management LLC

Todd Morris Daniel Fields, CFA	33.3%	All sizes, but mostly large- and mid‑sized companies	Growth

Polen Capital Management, LLC
The following is added to the section titled “PartnerSelect International Fund Portfolio Managers” after the description of Lazard Asset Management LLC on page 65 of the
Prospectus dated April 30, 2021:
Todd Morris
Daniel Fields, CFA
Polen Capital Management, LLC
1825 NW Corporate Boulevard, Suite 300
Boca Raton, FL 33431
Todd Morris and Daniel Fields are responsible for the day‑to‑day portfolio management and investment analysis for the segment of the International Fund’s assets managed by Polen Capital Management, LLC (“Polen Capital”). Morris, Portfolio Manager and Analyst, is lead portfolio manager for the International Growth Strategy and a member of the investment team at Polen Capital. Morris joined Polen Capital in 2011. Prior to joining Polen Capital, Morris spent one year in research and marketing roles with Prudential Insurance and Millennium Global Asset Management. Prior to that, Morris served as an officer in the U.S. Navy for seven years. Morris earned a B.S. in History from the U.S. Naval Academy, and an M.B.A. from Columbia Business School. Fields, Portfolio Manager and Analyst, is co‑portfolio manager for the International Growth Strategy and a member of the investment team at Polen Capital. Fields joined Polen Capital in 2017. Prior to joining Polen Capital, Fields spent eight years in Hong Kong where he worked for GaveKal Capital and Marshall Wace LLP as a research analyst analyzing emerging market companies. Fields received a B.S. in Finance from the University of Idaho and a M.S. in Global Finance from the NYU Stern School of Business and HKUST Business School. Fields is a CFA® charter holder.
Approximately 33.3% of the International Fund’s assets are managed by Polen Capital. Polen Capital uses an intensive fundamental research process to identify companies that it believes have certain attractive characteristics, which typically reflect an underlying competitive advantage. Those characteristics include: (i) consistent and sustainable high return on capital, (ii) strong earnings growth and free cash flow generation, (iii) strong balance sheets and (iv) competent and shareholder-oriented management teams. Polen Capital invests in companies that it believes have a sustainable competitive advantage within an industry.
Polen Capital believes that a company’s earnings growth is the primary driver of long-term stock price appreciation. Accordingly, Polen Capital focuses on identifying and investing in a concentrated portfolio of high-quality large capitalization growth companies that it believes has a competitive advantage and can deliver sustainable, above-average earnings growth. Polen Capital believes that such companies not only have the potential to contribute greater returns to the Fund, but also may hold less risk of loss of capital.
Polen Capital will usually sell a security if, in its view, there is a potential threat to the company’s competitive advantage or a degradation in its prospects for strong, long-term earnings growth. Polen Capital may also sell a security if it is deemed to be overvalued or if a more attractive investment opportunity exists. Although Polen Capital may purchase and then sell a security in a shorter period of time, Polen Capital typically invests in securities with the expectation of holding those investments on a long term basis.
The following information is added to the table in the section entitled “Additional Portfolio Manager Information - Other Accounts Managed by Portfolio Managers” on page 53 of the SAI dated April 30, 2021:

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
International Fund
Todd Morris* (Polen Capital)	3	$888 million	1	$36 million	173	$1.8 billion
Daniel Fields* (Polen Capital)	3	$888 million	1	$36 million	173	$1.8 billion
*Information is as of June 30, 2021.
The following information is added to the section entitled “Additional Portfolio Manager Information – Conflicts of Interest” before the description of Sands Capital management, LLC (“Sands”) on page 79 of the SAI dated April 30, 2021:
POLEN CAPITAL MANAGEMENT, LLC (“Polen Capital”)
Sub‑Advisor to the International Fund
Polen Capital provides advisory services to other clients which invest in securities of the same type as the International Fund invests. Polen Capital is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the International Fund and other accounts, the International Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. Polen Capital attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provides a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

The following information is added to the section entitled “Additional Portfolio Manager Information - Compensation Structures and Methods” before the description of Sands on page 90 of the SAI dated April 30, 2021:
POLEN CAPITAL
Sub‑Advisor to the International Fund
Each portfolio manager’s compensation consists of (i) a base salary, (ii) a year‑end bonus and (iii) awards of equity (“Equity Interests”) in Polen Capital, including direct Equity Interests and/or phantom Equity Interests, entitling each portfolio manager to a proportionate year‑end distribution of Polen Capital’s net profits. Polen Capital’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Total compensation of the portfolio managers is not related to the International Fund’s performance.
The following information is added to the table in the section entitled “Additional Portfolio Manager Information - Portfolio Manager Securities Ownership” on page 90 of the SAI dated April 30, 2021:

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Todd Morris*	A
International Fund
Daniel Fields*	A
International Fund
*Information is as of September 13, 2021.
Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.
The following information is added to the section entitled “Proxy Voting Policies and Procedures” before the discussion of Sands on page 112 of the SAI dated April 30, 2021:
POLEN CAPITAL
Sub‑Advisor to the International Fund
In exercising its voting obligations, Polen Capital is guided by general fiduciary principles. It must act prudently, solely in the interest of the International Fund, and for the purpose of providing benefits to the International Fund. Polen Capital will consider the factors that could affect the value of the International Fund’s investment in its determination on a vote.
Polen Capital has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for the International Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.
Polen Capital’s proxy voting procedures establish a protocol for voting of proxies in cases in which Polen Capital or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the International Fund or that could compromise Polen Capital’s independence of judgment and action in voting the proxy in the best interest of the International Fund’s shareholders. Polen Capital believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interest of shareholders.
Please keep this Supplement with your Prospectus and Statement of Additional Information.

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